SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A-1




Current report pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of Earliest Event Reported) November 13, 1996



                      XEROGRAPHIC LASER IMAGES CORPORATION
             (Exact name of registrant as specified in its charter)

          Delaware                    1-11236                 51-0319174
(State or other jurisdiction        (Commission                (I.R.S.
     of incorporation)              file number)              Ident. no.)

                     101 Billerica Avenue, 5 Billerica Park
                            North Billerica, MA 01862
                    (Address of principal executive offices)


                                 (508) 670-5999
               (Registrant's telephone number including area code)







                    Information to be included in the Report

Item 1.  Change in Control of Registrant.
         Not applicable.

Item 2.  Acquisition or Disposition of Assets.
         Not applicable.

Item 3.  Bankruptcy or Receivership.
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant.
         Not applicable.

Item 5.  Other Information.
         Exhibit 10.42 - License Agreement dated November 13, 1996

Item 6.  Resignations of Registrant's Directors.
         Not applicable.

Item 7.  Financial Statements and Exhibits.
                                                              Sequential
         Exhibit No.     Description of Exhibit               Page   No.
         -----------     ----------------------               ----------
         10.42           License and Royalty Agreement Dated
                         November   13,  1996   between  the
                         Company   and   Xionics    Document
                         Technologies, Inc. (files herewith,
                         with certain portions omitted based
                         upon  a  request  for  confidential
                         treatment,  which omitted  portions
                         have been filed separately with the
                         Commission)

Item 8.  Change in Fiscal Year.
         Not applicable.




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Signatures





         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


         Xerographic Laser Images Corporation
                                  (Registrant)


Date:  November 13, 1996             By: /s/ James L. Salerno
                                         --------------------
                                         James L. Salerno,  Principal Financial
                                         and Accounting Officer

                         LICENSING AND ROYALTY AGREEMENT

         This Agreement is made and entered into this 13th day of November, 1996 by and between XEROGRAPHIC LASER IMAGES CORPORATION, a Delaware corporation, ("XLI") with its principal place of business at 101 Billerica Avenue, 5 Billerica Park, North Billerica, Massachusetts 01862 and Xionics Document Technologies, Inc., a Delaware corporation, ("XIONICS") with its principal place of business at 70 Blanchard Road, Burlington, Massachusetts 01803.

1.0      Definitions

         1.1 "XLI Technology" means any and all current proprietary printing technology, including but not limited to intellectual property rights covering the technology specified in Exhibit A1 (Features).

         1.2 "Xionics Products" means XIONICS ASICs or chip set product offerings which incorporate XLI Technology that are part of a controller or raster image processor for scan, print, fax, copy or related imaging applications.

         1.3      "OEM" means Original Equipment Manufacturer.

         1.4 "VHDL" (Virtual Hardware Description Language) means the design description language that will be used to transfer XLI Technology from XLI to XIONICS.

2.0      License and Royalty Fee

         2.1 XIONICS will pay xxxxxxxx dollars to XLI in consideration for a three year or 1 million unit (whichever occurs first) non-exclusive license and prepaid royalty for XLI Technology to be incorporated into Xionics Products. At the end of the three year term (or 1 million units), Xionics has the option to extend the Agreement for an additional 2 years or an additional 1 million units (whichever occurs first) with the payment of an xxxxxxxx fee. The XLI Technology will be provided by XLI to XIONICS using the VHDL format or such other format as may be required, schematics and other information necessary for XIONICS to design, manufacturer and market ASICs for its Xionics Products. The technology licensed in this Agreement is for existing XLI Technology as defined by the features in Exhibit A1 and the VHDL delivered to XIONICS in the first quarter of 1997. It does not include rights for any new features, upgrades, improvements, etc., that XLI may develop at a later date other than the maintenance and support provided in Section 3.3.

         2.2 XIONICS hereby receives a non-exclusive license and right to use the XLI Technology in its products as provided in Section
                  4. Such license is granted in consideration of the payment in paragraph 2.1 above by XIONICS to XLI as provided in the payment terms in Section 7 of this Agreement.

         2.3      XLI and  XIONICS  are  engaged  in merger  and/or  acquisition negotiations. If XLI breaches the merger and/or acquisition agreement for no reasonable cause, this non-exclusive license and prepaid royalty agreement will become a fully paid perpetual Agreement, with no quantity or term limits, in consideration for the payment of xxxxxxxx made to XLI by XIONICS upon execution of this Agreement. By way of example, and not of limitation, XLI accepting a better offer from a third party is not considered reasonable cause. If the merger and/or acquisition is not completed due to XIONICS option, XIONICS will pay XLI an additional xxxxxxxx as payment of fully liquidated damages for "lost business opportunity" provided that XLI has refrained from marketing its company or products during the negotiation period, and payment is due upon termination of the merger and/or acquisition negotiations. This payment will not be due if the reason for not proceeding with the merger and/or acquisition is based on reasonable cause found during the process of due diligence. If the merger and/or acquisition is not completed for any reason, this license and royalty Agreement survives.

3.0      Obligations of XLI

         3.1 XLI shall provide the XLI Technology to XIONICS for the Xionics Products in accordance with the schedule included on attached Exhibit A2. Said XLI Technology shall incorporate the functional design modules set forth in Exhibit A1.

         3.2 License fee includes xxxxxxxx consulting time xxxxxxxx Agreement for transfer/integration of the VHDL and training a XIONICS employee(s) in engine calibration xxxxxxxx. Any direct expenses incurred for equipment and materials, or travel expenses will be paid for by XIONICS. Additional XLI consulting and engineering development time requested by XIONICS will be quoted at xxxxxxxx plus materials and other direct expenses.

         3.3 XLI shall, during the first year of this Agreement, provide to XIONICS necessary bug-fix maintenance and support for the XLI Technology licensed hereunder. Maintenance and support shall include, but shall not be limited to, phone, fax and e-mail support, all error and bug corrections, technical information and documentation reasonably necessary for XIONICS to integrate the XLI Technology into the Xionics Products. This matinenance and support obligation does not entitle XIONICS to any new technology outside the XLI Technology defined in this Agreement.

4.0      Grant of License Rights

         4.1 XLI grants to XIONICS a non-exclusive, worldwide license under XLI intellectual property rights including patent, copyright and trade secret rights, and right to use, copy, modify, reconfigure, reproduce, and translate the XLI Technology for the purpose of embedding, integrating and incorporating the XLI Technology into Xionics Products for the ultimate distribution and sale to XIONICS OEM customers for use in such OEM's electronic goods. XIONICS OEM customers shall not be required to pay XLI any future license fees for the license granted herein.

         4.2 XIONICS shall not sub-license or otherwise transfer, convey or assign any of the rights to use the XLI Technology granted hereunder except as a fully integrated function of Xionics Products as permitted herein, provided however, that XIONICS shall have the right to have a third party manufacture ASICs that incorporates XLI Technology. XIONICS shall not use the XLI Technology to develop for sale stand-alone ASICs essentially containing only XLI Technology and competing with XLI stand-alone ASIC sales.

         4.3 This Agreement does not grant to XLI by implication, estoppel, or otherwise, a license to any patents, know-how, or any other intellectual property now or hereafter owned or developed by XIONICS.

5.0      Discoveries and Inventions

         5.1 All discoveries, developments, improvements, and inventions made or conceived and first reduced to practice in the performance of the design and development of the XLI Technology pursuant to this Agreement, by any of XLI's employees, consultants, associates, and agents, shall be the sole and exclusive property of XLI and XLI shall retain any and all rights to file any patent application thereon and XIONICS shall have a non-exclusive license under any resulting patents without additional compensation.

6.0      Other Products

         6.1      xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
                  xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx
                  xxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxxx    Xionics    controller
                  proprietary chip set solution. Xxxxxxxxxxxxxxxxxxxxxxxxxx. Superchip is XLI's ASIC being developed as a stand-alone chip for OEMs and containing essentially the same XLI Technology specified in Exhibit A1.

7.0      Payment Terms

         7.1 XIONICS will pay XLI a total fee of xxxxxxxx for a three-year license and royalty Agreement. XLI will commence development efforts upon receipt of xxxxxxxx which shall be due upon the signing of this Agreement. The balance of the fee will be paid in five successive monthly payments of xxxxxxxx each, commencing February 1, 1997, or at another mutually agreed upon date if merger and/or acquisition negotiations are continuing. Payment terms for the agreement extension will be xxxxxxxx due upon Agreement extension followed with a second payment of xxxxxxx due one year later or after an additional xxxxxxxx units are sold, whichever occurs first.

         7.2 During the term of this Agreement, XLI or XLI's agent upon thirty (30) days written notice, shall have the right to inspect and audit any and all records relating to licenses and sales of the Xionics Products for the sole purpose of verifying XIONICS compliance with the terms and conditions of this Agreement, provided that XLI shall make no more than one
                  (1) such audit per calendar year. Any such audit shall be conducted at XIONICS place of business during regular business hours or other mutually agreed upon time and location. XLI shall bear its cost of such audit. XLI or XLI's agent shall sign a nondisclosure agreement obligating the auditor not to disclose information it learns which does not pertain to the XLI Technology. If XIONICS is found in violation of this Agreement, payment for any units in excess of the Agreement terms will become immediately due at the rate of $1 per unit plus a 1% per month interest penalty from the date of the violation.

         7.3 The payments to XLI hereunder shall be effected in U.S. dollars and shall be transmitted by telegraphic transfer remittance to the following bank account or to such other bank accounts as XLI may notify XIONICS in writing:

                                                  BAYBANK, 7 N.E. Executive Park
                                                  BURLINGTON, MA
                                                  ABA Routing No. 0110-0174-2
                                                  Account No. 259-39719

8.0      Confidentiality

         8.1 XLI and XIONICS agree that any information, technical data or know-how, which is furnished to the other in written or tangible form by either party under or in connection with this Agreement and marked as "Proprietary Information" or "Confidential", will be maintained by the receiving party in confidence during the term of this Agreement and for a period of five (5) years thereafter and will not be used by the receiving party except to fulfill the purposes of this Agreement. Oral disclosure will be covered by this

                  Agreement only if such disclosures are reduced to writing within ten (10) business days of disclosure and marked as provided above. Neither party shall be under any obligation to maintain in confidence any portion of the Proprietary Information received which is: (i) already in the possession of the receiving party or its subsidiaries from other sources;
                  (ii) independently developed by the receiving party or its subsidiaries; (iii) publicly disclosed by the disclosing party; (iv) received by the receiving party or its subsidiaries from a third party with the right to disclose; or
                  (v) approved for release by written agreement with the disclosing party, or (vi) required to be disclosed by law.

9.0 Patent Indemnity

         9.1 XLI shall at all times indemnify and hold harmless XIONICS, its successors and permitted assigns from and against any and all claims, liabilities, losses, costs, damages and expenses arising out of or resulting from any claim, action or proceeding, including but not limited to the damages, losses, costs and expenses payable to third parties (including settlement costs and judgments) claiming patent infringement and all of XIONICS reasonable attorney fees and disbursements, court costs, and expenses incurred by XIONICS.

         9.2 Notwithstanding the provisions of 9.1 above, XLI shall not be liable to XIONICS in the event that the alleged infringement by the XLI Technology is due to modifications made to the XLI Technology by XIONICS and not approved by XLI.

         9.3 Further, XLI shall not have any liability to XIONICS under this Section 9 if the infringement or other violation of a
                  third   party's  right  is  not  based  solely  upon  the  XLI
                  Technology.

10.0     XLI Warranties

         10.1 XLI warrants that: (1) it has the legally enforceable right to grant XIONICS the license set forth in Section 4 of this Agreement; (2) to XLI's knowledge the XLI Technology does not incorporate or infringe upon any intellectual property not owned or licensed by XLI; (3) XLI has not been notified by a third party that the technology might infringe any intellectual property rights or other proprietary rights of a third party; (4) the XLI Technology shall conform in all material respects to the specifications contained in Exhibit A of this Agreement.

11.0     Limitation of Remedies

         11.1 In no event will XLI be liable for: (1) lost profits or any other incidental or consequential damages, regardless of the form of the action whether in contract, tort (including negligence), strict product liability or otherwise, even if XLI has been advised of the possibility of such damages; or
                  (2) damages caused by XIONICS' failure to perform its responsibilities.

         11.2 In no event will XLI be liable to XIONICS for damages exceeding the amount paid to XLI by XIONICS under the terms of this Agreement except for damages arising under Section 9 above.

12.0     Termination

         12.1 This Agreement may be terminated by either party in the event the other party breaches a term of this Agreement and fails to cure such breach to the reasonable satisfaction of the complaining party within thirty (30) days after written notice thereof from the non-breaching party, or if such breach cannot reasonably be cured within said thirty (30) days, the breaching party fails to commence to cure such breach within thirty (30) days after written notice and fails to complete such cure within ninety (90) days of the date of such notice.

         12.2 In the event the XLI Technology fails to perform according to the specifications set forth in this Agreement or the performance standards set forth herein cannot be achieved, XIONICS may terminate this Agreement, upon thirty (30) days written notice to XLI without further liability and XLI shall refund to XIONICS all license fees paid to XLI hereunder.

         12.3 In the event of the direct or indirect taking over or assumption of control of either party, by any third party, or in the event of bankruptcy or insolvency of either party, the other shall have the right to immediately terminate this Agreement by written notice to such party. Notwithstanding the foregoing, the license granted to XIONICS by this Agreement shall survive the bankruptcy or insolvency of XLI and XIONICS shall continue to have the right to use the XLI Technology as permitted in this Agreement. Nothing in this Agreement shall be construed as limiting or waiving XIONICS right under
                  Section 365(n) of the United States Bankruptcy Code.

         12.4 If termination is due to XIONICS breach of its obligations under this Agreement, the license and rights granted to XIONICS shall be terminated and XIONICS shall have no further right to continue to use the XLI Technology. If this Agreement is terminated due to XLI's breach of its obligations hereunder, the license granted to XIONICS shall survive termination and XIONICS shall continue to have the right to use the XLI Technology as permitted by this Agreement and subject to the royalty payments. Notwithstanding the foregoing, termination of this Agreement for any reason shall not affect the right of XIONICS OEM's and such existing OEM's end users to continue to use and have access to the XIONICS ASIC(s) or chip set products containing the XLI Technology, provided such OEM's were granted access to the XLI Technology as permitted by this Agreement.

13.0     Notices

         13.1 Written notices hereunder are deemed to be given when received if telexed or faxed and within five (5) days if mailed by air courier, postage prepaid, return receipt, to the addresses of the parties as set forth herein, or such other address as shall be furnished in writing, by either party.

14.0     Non-assignability

         14.1 This Agreement is not assignable by either party without the prior written consent of the other party. Any attempt to assign this Agreement without the prior written consent of the other party shall be void.

         14.2 This Agreement shall be binding on and inure to the benefit of the parties' successors and permitted assigns. Specifically, XLI shall have no rights to assign this Agreement to any party which does not expressly agree to maintain this Agreement in effect and honor its terms as set forth herein or subsequently amended by XLI and XIONICS.

15.0     No Joint Venture

         15.1 This Agreement creates no agency, partnership, employment, joint relationship or joint venture between the parties or mutual responsibility on behalf of one party for the debts or liabilities of the other. The parties agree that each is acting as an independent contractor and that any employees of XIONICS are in no way employees of XLI. Neither party shall have the power or authority to bind or obligate the other except as expressly set forth in this Agreement.

16.0     Other Agreements

         16.1 This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersedes all prior agreements relating thereto, written or oral, between the parties. Amendments to this Agreement must be in writing and signed by the duly authorized officers of the parties.

17.0     Force Majeure

         17.1 Neither party shall be liable for delay in performance or failure to perform in whole or in part the terms of this Agreement due to strike, labor dispute, act of war, riot or civil commotion, act of public enemy, fire, flood or act of God or other cause beyond the control of such party.

18.0     Arbitration

         18.1 All disputes that may arise in connection with this Agreement that cannot be settled by the parties themselves shall be submitted to a panel of three arbitrators in Boston, Massachusetts proceeding under the rules and regulations of the American Arbitration Association. Arbitrators shall be required to provide a written decision with full explanation of their findings. All costs of arbitration shall be divided equally between the parties, and the parties agree to abide by the decision of such arbitration.

19.0     Governing Law

         19.1     The  construction,   validity  and  the  performance  of  this
                  Agreement shall be governed by the laws of the Commonwealth of Massachusetts.

IN WITNESS WHEREOF the duly authorized representatives of the parties have executed this Agreement as of the Effective Date.


                                             Xionics Document Technology, Inc.


                                             By:  /s/ Robert Gilkes
                                             -----------------------
                                             Title:  CEO


                                             Xerographic Laser Images Corp.



                                             By:  /s/ Anthony D. D'Amelio
                                             -----------------------------
                                             Title:  President/CEO



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                     EXHIBIT A: Licensed Features & Schedule

 A1:      Licensed Features

          Current Superchip VHDL Core Modules for printer, copier, fax, and multi-function applications in color and monochrome laser print engines with the following feature sets:

                  200x100, 200, 300, and 600 DPI Edge Enhancement
                  1200 DPI output mode
                  1 Bit Photo Enhancement
                  Toner Saver Mode
                  Digital Modulator for sub-pixel modulation
                  Maximum Video Rate:  50 MHz
                  Minimum Video Rate:        3 MHz for all modes

 A2:     Schedule

         Definition of design data interface for the XLI/XIONICS part: XLI Design data to XIONICS, including data, address, command, control and bus interface specifications February 1997.







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